UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 29, 2011

FULL CIRCLE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	814-00809	27-2411476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Ave., Suite S-620
Rye Brook, NY  10573
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 220-6300

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On June 29, 2011 the Company issued a press release announcing its declaration of monthly distributions to its stockholders for each of July, August and September 2011.  The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.                                           Description

99.1                                           Press release dated June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011	FULL CIRCLE CAPITAL CORPORATION By: /John E. Stuart John E. Stuart President and Chief Executive Officer